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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K
                                  ____________

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                  ____________

       Date of report (Date of earliest event reported): December 18, 2007


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Nevada                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


         5100 W. Copans Road, Suite 710, Margate, Florida       33063
         ------------------------------------------------    ----------
             (Address of Principal Executive Offices)        (Zip code)


        Registrant's telephone number, including area code (954) 974-5818


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))
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

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Alfred Fernandez, the Acting Chief Financial Officer and Controller of MediaNet Group Technologies, Inc., the Registrant, has been appointed Chief Financial Officer and Corporate Secretary effective December 18, 2007. From 2004 to May 2007, Mr. Fernandez served as Chief Financial Officer of Money Express Financial Corp. an international money service company. From 2002 to 2004 he served as a Divisional Controller at Ivax Corporation. Prior to 2002 Mr. Fernandez held the position of Chief Financial Officer at Girosol Corp. He has served in the position of Controller and Chief Financial Officer for over 15 years. Mr. Fernandez is an active CPA and has a J.D. from Seton Hall University.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDIANET GROUP TECHNOLOGIES, INC.
                                       (Registrant)


Date: December 21, 2007                By: /s/ Martin A. Berns
                                           -------------------
                                           Martin A. Berns
                                           President

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